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                                                                EXHIBIT 10.10

SILICON VALLEY BANK LOGO

                          AMENDMENT TO LOAN AGREEMENT

BORROWER:                 INTERPORE INTERNATIONAL
ADDRESS:                  181 TECHNOLOGY DR.
                          IRVINE, CALIFORNIA  92718

BORROWER:                 INTERPORE ORTHOPAEDICS, INC.
ADDRESS:                  181 TECHNOLOGY DR.
                          Irvine, California  92718

Date:            July 25, 1996

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated October 24, 1990 (as heretofore amended, the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. AMENDED SCHEDULE. The Schedule to the Loan Agreement is amended effective on the date hereof, to read as set forth on the Schedule hereto.

         2. MODIFIED SECTION 3.7. Section 3.7 of the Loan Agreement is hereby amended in its entirety to read as follows:

                 "3.7     Financial Condition and Statements.  All financial
                 statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon:
                 (i) within 5 days after the earlier of the date the report 10-Q is filed or is required to be filed with the Securities and Exchange Commission, such 10-Q report, a quarterly financial statement prepared by the Borrower, and, for each quarter in which any Loans have been outstanding, a Compliance Certificate signed by the Chief Financial Officer of the Borrower, certifying that throughout such period the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (ii) within 5 days after the earlier of the date the report 10-K is filed or is required to be filed with the Securities and Exchange Commission, such 10-K report, and, if any Loans have been outstanding during the quarter period then ending, a Compliance Certificate for such period, signed by the Chief Financial Officer of the Borrower, certifying that throughout such period the Borrower was in full compliance with all of the terms and conditions of this


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SILICON VALLEY BANK                               AMENDMENT TO LOAN AGREEMENT
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                 Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and (iii) within 90 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon."

         3. NOTICE; LEGAL ACTION. The last sentence of Section 3.10 of the Loan Agreement is amended to read as follows: "The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $250,000."

         4. FEE. Borrower shall pay to Silicon a facility fee in the amount of 0.5% of the amount of each Loan made under the Loan Agreement on or after the date of this Amendment, until Borrower has paid Silicon an aggregate of $25,000 pursuant to the terms of this paragraph prior to July 5, 1997. Such fee shall be due and payable at the time that Silicon makes any such Loan, with the understanding that payment of such fee shall be a condition to the making of any such Loan. Further, such fee shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                        SILICON:

INTERPORE INTERNATIONAL                          SILICON VALLEY BANK

BY  /s/ DAVID C. MERCER
   ------------------------------
    PRESIDENT OR VICE PRESIDENT              BY   /s/ KITTRIDGE CHAMBERLAIN
                                                 -----------------------------
                                             TITLE    VICE PRESIDENT
                                                   ---------------------------
BY  /s/ RICHARD HARRISON
   ------------------------------
    SECRETARY OR ASS'T SECRETARY

INTERPORE ORTHOPAEDICS, INC.

BY  /s/ DAVID C. MERCER
   ------------------------------
    PRESIDENT OR VICE PRESIDENT

BY  /s/ RICHARD HARRISON
   ------------------------------
    SECRETARY OR ASS'T SECRETARY



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